SUBSCRIPTION DOCUMENT

AND

ACCREDITED INVESTOR QUESTIONNAIRE

Herborium Group, Inc.

Total Offering:

$500,000 in 10% Convertible Promissory Notes
500,000 shares of Common Stock, and
1,000,000 Warrants

(Offered in 10 Units of $50,000 Notes,
50,000 Common Shares and 100,000 Warrants)

Name of Purchaser:

Offering Log #:

Herborium Group, Inc.
SUBSCRIPTION DOCUMENTS
Instructions to Subscribers for Units

For those persons and entities who wish to subscribe for Units, set forth below is certain information which is intended to enable subscribers to more easily and quickly complete the necessary subscription documents.

Subscription Agreement:

Complete and sign the signature page for individuals, on page 11, or for organizations, on page 12, whichever is appropriate; and

Accredited Investor Questions:

Be sure to initial the relevant sections of item (2) (d) represented the Accredited Investor Status, page 4 or 5, whichever is appropriate.

Payment for Subscription:

Payment for the number of Units subscribed for should accompany the executed documents described above and should be in the form of a check payable to:

The aforementioned documents, executed and completed as described above, must be promptly delivered to Southridge Investment Group, LLC, 800 Third Avenue, 9th Floor, New York, NY 10022. Attn: Michael J. Byl (i.e., complete, execute and return the Subscription Agreement) together with the purchase price for the number of Units for which you are subscribing. It is suggested that the foregoing be sent by Overnight Express or Express Mail.

NOTE: If you wish to wire your subscription funds, kindly wire same to:

Bank Name:
ABA#:
ACCT#:
Acct Name:

SUBSCRIPTION AGREEMENT
Herborium Group, Inc.

Ladies and Gentlemen:

Herborium Group, Inc., a Nevada corporation (the "Company"), desires to sell up to 10 Units, for an aggregate of$500,000 in 10% promissory notes payable semi-annually in arrears (“Notes”), convertible into shares of the Company’s common stock (the “Shares” or the “Common Stock”), each Unit of $50,000 in Notes shall include the issuance of 50,000 shares of Common Stock (“Additional Shares”) and five year warrants to purchase 100,000 shares of Common Stock with 50,000 warrant shares at an exercise price of $0.025 per share, and 50,000 warrant shares at exercise price of $0.05 (the “Warrants” along with the Notes and Additional Shares per $50,000 investment, equal one (1) “Unit”) (the “Offering”). Through an over-allotment option, the Company may elect to sell up to additional 10 Units in the Offering for an additional $500,000. The Notes shall be redeemed at the earlier of either (i) one year from the date of issuance or; (ii) a financing transaction of at least $1,500,000 (the “Qualified Financing”), or (iii) the closing of a material acquisition of the Company, whether by merger, recapitalization, sale of assets or other similar material transaction (an “Acquisition”). At the Noteholder’s option, all, or a portion of, the principal and accrued interest on the Notes may be converted into shares of the Company’s Common Stock along with a Qualified Financing or Acquisition. The number of shares into which the Notes are convertible into will equal the quotient of the converted principal and interest divided by the price per share issued in a Qualified Financing or Acquisition at a 20% discount. The Notes will also contain an automatic principal redemption feature (“Redemption Feature”) which requires the Company to escrow five (5%) of its gross revenues in a separate bank account and redeem the Notes, on a semi-annual basis until such a time that the total principal of has been repaid. Unless the Notes are fully paid off, the first payment under the Redemption Feature will be due within thirty (“30”) days of the 1st semi-annual anniversary of the Notes and then on a semi-annual basis thereafter.

The minimum investment is $50,000, although the Company may accept, at its discretion, fractional Units. The Offering will close on or about ___________ (the “Closing”) but the Company may elect, at its discretion to extend the Offering for an additional 60 days. The Offering is a “best efforts” offering and the Company may use the funds upon acceptance of a subscription. The Company agrees and acknowledges that the shares of Common Stock underlying the Units shall be registered for resale in the next Registration Statement, unless limited by the Underwriter to a public offering on a pari-pasu basis with any limitation to management of the Company. Refer to the attached Exhibit A for further Offering terms description. The undersigned ("Subscriber") desires to purchase the number of Units set forth on the signature page of this Agreement (the "Agreement"). Accordingly, the Company and Subscriber agree as follows:

1. Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby tenders the amount set forth on the signature page of this Agreement for the purchase of the number of Units set forth on said signature page.

2. Representations, Warranties, and Agreements of Subscriber. In connection with this subscription, Subscriber hereby makes the following representations, warranties, and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to Units subscribed for herein:

(a) Investment Purpose. Subscriber is acquiring Units for Subscriber's own account and for investment purposes only.

(b) Review and Evaluation of Information Regarding the Company.

(i) Subscriber is familiar with the Company’s financial condition and proposed operations. Without limiting the foregoing, the Subscriber acknowledges that the undersigned has reviewed the corporate documents regarding the Company, the power point presentation, and the terms of this Offering.

(ii) In addition to the foregoing, Subscriber acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company’s financial condition and proposed business and that Subscriber has obtained such available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company. Representatives of the Company have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and sale of the Units.

(c) Risks. Subscriber recognizes that the purchase of Units involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of the entire investment.

(d) Accredited Investor Status. Subscriber represents that Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, amended (the “Securities Act”). Specifically, the Subscriber is (check appropriate items):

____________    (i) A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act);

____________    (ii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

____________    (iii) An insurance company (as defined in Section 2(13) of the Securities Act);

____________    (iv) An investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”);

____________    (v) A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958;

____________    (vi) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its subdivisions for the benefit to its employees, which plan has total assets in excess of $5,000,000;

____________    (vii) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a “Plan Fiduciary”, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

____________    (viii) An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;

____________    (ix) A self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D;

____________    (x) A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940);

____________    (xi) A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares having total assets in excess of $5,000,000;

____________    (xii) Any executive officer or director of the Company;

____________    (xiii) An individual having an individual net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000;

____________    (xiv) An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his net income to reach such level in the current year;

____________    (xv) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares whose purchase is directed by a sophisticated person (i.e., person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of any securities); or

____________    (xvi) Any entity in which all of the entity owners are “accredited investors.”

(e) Subscriber's Financial Experience. Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or, if he or she has utilized the services of a purchaser representative, together with such representative, are sufficiently experienced in financial and business matter to be capable of evaluating the merits and risks of an investment in the Company.

(f) Suitability of Investment. Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue to have, after making an investment in Units, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies. Subscriber specifically represents that he or she has a net worth at least five times greater than the investment made herein.

(g) Exempt Offering. Notwithstanding that the Company intends to register the Shares underlying the Units for resale, Subscriber understands that the sale of Units is not being registered on the basis that this issuance is exempt from registration under the Securities Act, and the applicable state securities laws, and the rules and regulations promulgated thereunder, and that reliance on such exemptions is predicated, in part, on Subscriber's representations and warranties contained in this Agreement.

(h) Limitations on Disposition. Subscriber understands that there are substantial restrictions on the transferability of the Shares underlying the Units pursuant to the Securities Act; the Shares underlying the Units will not be, and, except as provided in Section 3 herein, Subscriber has no right to require that the Shares underlying the Units be registered under the Securities Act; and, accordingly, Subscriber may have to hold the Shares underlying the Units for an indefinite period of time until the Shares underlying the Units have been registered by the Company or are subject to an exemption from registration. Subscriber represents that Subscriber can afford to hold the Shares underlying the Units for an indefinite period of time. Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares underlying the Units. Subscriber acknowledges that the Shares underlying the Units shall bear the following, or a substantially similar, legend:

"THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

(i) Absence of Official Evaluation. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, or any recommendation for or endorsement of the Units offered hereby.

(j) Additional Financing. Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing.

(k) Non-reliance. Subscriber is not relying on the Company or any representation contained herein or in the documents referred to herein with respect to the tax and economic effect of Subscriber's investment in the Company.

(l) Acceptance. Subscriber acknowledges that the Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason. If Subscriber’s subscription is accepted by the Company, Subscriber shall, and Subscriber hereby elects to, execute any and all further documents necessary in the opinion of the Company to complete his subscription and become a shareholder of the Company.

(m) Authority to Enter into Agreement. Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber's obligations hereunder.

(n) Entity as a Subscriber. If Subscriber is a corporation, partnership, trust, or other entity, (i) Subscriber is authorized and qualified to become a shareholder of, and is authorized to, make its investment in the Company; (ii) Subscriber has not been formed for the purpose of acquiring an interest in the Company; (iii) Subscriber has not been in existence for less than 90 days prior to the date hereof; and (iv) the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(o) Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber's death or disability or any assignment of Units. Subscriber further agrees that Subscriber may not transfer or assign Subscriber's rights under this Agreement, and Subscriber understands that, if Subscriber's subscription is accepted, the transferability of Shares will be restricted.

(p) Obligation. This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated herein will constitute a violation of or default under, or conflict with, any judgment, decree, statutes or regulation of any governmental authority applicable to Subscriber, or any contract, commitment, agreement, or restriction of any kind to which Subscriber is a party or by which Subscriber's assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable laws, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

(q) Required Approvals. No approval, authorization, consent, order, or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the purchase of the Units.

(r) No General Solicitation. Subscriber is not subscribing for Units because of or following any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than an authorized representative of the Company.

3. Representations, Warranties and Agreements of the Company. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

(a) Company's Good Standing. The Company is a corporation organized and validly existing under the laws of the State of Nevada, and it has all corporate authority and power to conduct its business and to own its properties.

(b) Legal and Other Proceedings. Neither the Company, nor any of its affiliates or its executive officers or directors (in their capacity as executive officers or directors), is a party to any pending or, to the best knowledge of the Company, threatened, or unasserted but considered by it to be probable of assertion, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected by management of the Company to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with, any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken in a manner satisfactory to the regulatory agency.

(c) Authorization; Conflict; Valid and Binding Obligation. This Agreement and the transactions contemplated herein have been duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles of Incorporation, as amended or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

(d) Use of Proceeds. The Company will be using the funds raised in this Offering for general working capital and to pursue its business plan, including, but not limited to, further product development and market launch, marketing, advertising, hiring and repayment of existing debt.

4. Survival of Representations, Warranties, Agreements and Acknowledgments. The representations, warranties, agreements, and acknowledgments of the Company and Subscriber shall survive the offering and purchase of Units.

5. Indemnification of the Company. Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by it herein or in any other document furnished by it in connection with this subscription.

6. Miscellaneous.

(a) Entire Agreement. This Agreement together with the Warrant Agreement, the Warrants and the Convertible Notes contemplated herein constitutes the entire agreement between the parties hereto, and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(b) Amendments. This Agreement may not be amended, supplemented, or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement, or modification is sought.

(c) Notices. Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; on the date delivered by an overnight courier service; on the third business day after it is mailed if mailed by registered or certified mail (return receipt requested, with postage and other fees prepaid) addressed to such addresses as provided herein.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to Subscriber’s benefit and the benefit of Subscriber’s heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties, and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, successors, administrators, legal representatives, and permitted assigns.

(e) Choice of Law; Venue. This Agreement will be interpreted, construed, and enforced in accordance with the laws of the State of New York, without giving effect to the application of the principles pertaining to conflicts of laws. Any proceeding arising between the parties in any manner pertaining or relating to this Agreement shall, to the extent permitted by law, be held in New York.

(f) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

(g) Severability. The invalidity, illegality, or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality, or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

(h) Enforcement. Should it become necessary for any party to institute legal action to enforce this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses, and costs.

(i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

(j) Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

Herborium Group, Inc.

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE FOR INDIVIDUALS

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the day of __________, 200__________.

Total Number of Units Subscribed for:_____________ Total Purchase Price: $_________________

(Signature of Subscriber)	(Signature of Spouse or Joint Tenant, If Any)

(Print Name of Subscriber)	(Print Name of Spouse or Joint Tenant, If Any)

(Address)	(Address)

(Telephone Number)	(Telephone Number)

(Social Security Number)	(Social Security Number)

(Date)	(Date)

Note: If two purchasers are signing, please check the manner in which the ownership is to be legally held (the indicated manner shall be construed as if written out in full accordance with applicable laws or regulations):

_____  JT TEN:  As joint tenants with right of survivorship and not as tenants in common.

_____  TEN COM:  As tenants in common.

_____  TENENT:  As tenants by the entireties.

The undersigned hereby tenders to, the amount above indicating the number of Units of Herborium Group, Inc. subscribed for. Checks should be made payable to _______________________________________. Wire transfer information is available upon request.

Herborium Group, Inc.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE FOR CORPORATIONS, TRUSTS, PARTNERSHIPS OR RETIREMENT PLANS

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the __________day of__________________, 200__________.

Total Number of Units Subscribed for:______________ Total Purchase Price: $_______________

(Signature of Subscriber)

(Print Name of Subscriber)

(Address)

(Telephone Number)

(Social Security Number)

(Date)

(Federal Employer Identification Number or Other Tax
Identification Number)

The undersigned hereby tenders to, the amount above indicating the number of Units Herborium Group, Inc. subscribed for. Checks should be made payable to _________________________________________________. Wire transfer information is available upon request.

Herborium Group, Inc.

APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this _______ day of___________________, 200________.

By:

Name:
Title:

EXHIBIT A

SUMMARY TERM SHEET

This term sheet summarizes the principal terms of the proposed bridge financing of Herborium Inc. (the “Company”) of Convertible Promissory Notes (“Notes”), together with common shares (“Common Stock”) and warrants to purchase certain securities of the Company (“Warrants”). This term sheet has been incorporated by reference into the Company’s subscription agreement and as such does not constitute either an offer to sell or an offer to purchase securities on a standalone basis.

Issuer:	Herborium Group, Inc. (the “Company”)
Securities:
Issued in Units (“Unit”), each unit consisting of; $50,000 Face Value Promissory Notes, 50,000 shares of the Company’s Common Stock and Warrants to Purchase 100,000 shares of the Company’s Common Stock

Financing Amount:
Up to $500,000 in aggregate principal amount of Notes to be funded in tranches provided that the principal amount of each tranch shall not be less than $50,000. The closing date of each tranch is referred to as the Funding Date. The Company may elect to accept up to an additional $250,000 in principal amount of Notes under an over-allotment option.

Use of Proceeds:
The net proceeds of the Offering (after legal, placement and other fees) will be used for further product development and market launch, marketing, advertising, human resources hiring and for general recurring working capital purposes, including the payment of accrued working capital items and general corporate payables. No proceeds will be used for the repayment of any existing debt other than accrued accounts payable, and no payment will made from these proceeds on any shareholder/officer loans.

Documents:	The investment shall be made pursuant to a Note, Common Stock and Warrant Purchase Agreement. Investors will complete subscription documents and accredited purchaser questionnaires.
The Notes:
Maturity Date:
All principal and interest on the Notes will be due and payable upon the earlier of (i) upon demand made any time after the date that is 12 months from initial issuance of a Note (the “Target Date”), (ii) the date upon which the Company completes the sale of Common Stock (or like security) for aggregate gross proceeds of at least $1.5 million (a “Qualified Financing”), or (iii) the closing of an acquisition of the Company, whether by material merger, reorganization, sale of assets or other similar material transaction (an “Acquisition”).

Applicable Interest:	Interest shall accrue on all outstanding principal amounts of the Notes at a rate of 10 % per annum based on a 365-day year. Interest shall be due and payable semi-annually, in arrears.

i

Interest	Payable in kind at a price equal to $0.025 per share
Conversion:
1. At the Note holder’s option all, or a portion of, the principal and accrued interest on the Notes may be converted into shares after six (6) months from closing, at $0.025 per share, or

2. At the Note holder’s option all, or a portion of, the principal and accrued interest on the Notes may be converted into shares of Common Stock issued in a Qualified Financing at the closing of a Qualified Financing or Acquisition (determined as if such conversion were gross proceeds to the Company of such financing). The number of shares into which the Notes are convertible into will equal the quotient of the converted principal and interest divided by the price per share issued in the Qualified Financing at a 20% discount, or

Equal Treatment of Holders:	No payments of principal or interest shall be made on any Note unless such payment is made pro-rata to all holders of the Notes.
Transfer Restrictions:	The Notes will not be transferable without the prior written consent of the Company.

Automatic Principal Redemption:
Subject to the following, the Notes will be automatically redeemed by the Company on a pro-rata basis. To the extent that the Company generates revenues the holders of the Notes shall receive re-payment of a portion of their investment amount at the end of each semi-annual period until they have received their entire investment amount plus any unpaid interest. In order to provide for such redemption, the Company will place five percent (5.0%) of the gross revenues derived by the Company into a separate bank account (the “Redemption Funds”). The Redemption Funds will be distributed pro-rata among the holders of the Notes within thirty (30) business days after the end of each semi-annual period. Funds paid to holders shall first be applied to any unpaid principal.

ii

The Warrants:
Shares Underlying Warrants:	The Warrants will be exercisable for shares of Common Stock.
Number of Shares:	For each Unit purchased, the Holder will receive 100,000 Warrants to purchase 100,000 shares of the Company’s Common Stock.
Exercise Price:	Each Unit will consist of: 50,000 Warrants at an exercise price of $0.025 per share. 50,000 Warrants at an exercise price of $0.05 per share.
Exercise Period:	The Warrants may be exercised at anytime within five (5) years from the date of issuance.
Transfer Restrictions:	The Warrants will not be transferable without the prior written consent of the Company.
Registration Rights:	The Common Stock underlying the Warrants will have “piggyback” rights in the next Registration filed by the Company
The Common Stock:
Shares:	Company Common Stock.
Number of Shares:	For each Unit purchased, the Holder will receive 50,000 shares of the Company’s Common Stock.

Registration Rights:	The Common Stock will have “piggyback” rights in the next Registration filed by the Company.
Placement Agent
Southridge Investment Group is acting as the Company’s Placement Agent. Southridge will receive a cash placement fee equal to 10% of all proceeds from this financing as well as 2% expense allowance. Southridge will also receive common stock purchase warrants exercisable for a number of shares of Common Stock equal to 8% of the shares issues and shares issuable upon conversion of the Notes and exercise of the warrants. The exercise price of these placement agent warrants will be 110% of the exercise price of the Warrants issued to investors. Southridge will also receive 750,000 shares of the Common Stock as a retainer for its general services as the Company’s financial advisor, and up to 500,000 shares as an additional financial advisory fee in connection with this financing.

iii